UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 27, 2007

Commission file number 1-32953

ATLAS PIPELINE HOLDINGS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

1550 Coraopolis Heights Road, Moon Township, Pennsylvania 15108
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 262-2830

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

On July 30, 2007, Atlas Pipeline Holdings, L.P. (the “Partnership”) filed a Current Report on Form 8-K dated July 27, 2007 reporting Atlas Pipeline Partners, L.P.’s (“Atlas Pipeline”) acquisition of control of the 100% interest in the natural gas gathering systems and processing plants known as the “Chaney Dell System” and the approximate 73% interest in natural gas gathering systems and processing plants known as the “Midkiff/Benedum System” (the “Assets”) from subsidiaries of Anadarko Petroleum Corporation (collectively, “Anadarko”). The Partnership’s wholly-owned subsidiary, Atlas Pipeline Partners GP, LLC (“Atlas Pipeline GP”), is Atlas Pipeline’s general partner and owns a 2.0% general partner interest, all of the incentive distribution rights, and approximately 5.5 million common units of Atlas Pipeline (combined with units held directly by the Partnership), representing approximately 14.2% of the outstanding common units of Atlas Pipeline, or a 13.5% limited partner interest. The following consolidated financial statements are attached hereto as Exhibit 5.2, 5.3, 5.4 and 5.5:

Anadarko Chaney Dell System

•

Combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with independent auditors’ report thereon.

•	Unaudited combined statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

Anadarko Midkiff/Benedum System

•

Combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with independent auditors’ report thereon.

•	Unaudited statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

(b)	Pro Forma Financial Information

The unaudited pro forma consolidated balance sheet of the Partnership as of June 30, 2007, and the related pro forma consolidated statements of income for the six months ended June 30, 2007 and the year ended December 31, 2006 and the related notes are attached to this report as Exhibit 5.6.

(c)	Exhibits

5.1	Consent of KPMG LLP

5.2	Anadarko Chaney Dell System combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with independent auditors’ report thereon.

5.3	Anadarko Chaney Dell System combined statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

5.4	Anadarko Midkiff/Benedum System combined statements of assets acquired and liabilities assumed and the related revenues and direct operating expenses as of December 31, 2006 and for the years ended December 31, 2006, 2005 and 2004, and the related notes, together with the independent auditors’ report thereon.

5.5	Anadarko Midkiff/Benedum System combined statements of revenues and direct operating expenses for the six months ended June 30, 2007 and 2006.

5.6	Unaudited pro forma consolidated financial statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Atlas Pipeline Holdings, L.P.
By Atlas Pipeline Holdings GP, LLC, its
General Partner

October 2, 2007	By:	/s/ Matthew A. Jones
Matthew A. Jones
Chief Financial Officer